Financial Instruments (Details 4) - NIS [Member] - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016
Gain (loss) from the change on financial instruments:
Increase of 10% in exchange rate	[1]	$ 437	$ 1,427
Decrease of 10% in exchange rate	[1]	(437)	(1,427)
Gain (loss) from the change:
Increase of 10% in market price	[1]	(1,020)	(1,539)
Decrease of 10% in market price	[1]	$ 981	$ 1,472

[1]	According to binomial model a 10% increase in the market price of listed securities will increase the price of warrants exercisable into shares by approximately 15% and a 10% decrease in the market price of listed securities will decrease the price of warrants exercisable into shares by approximately 15%.